EXHIBIT 23.1


                          CONSENT OF ERNST & YOUNG LLP


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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Wintrust Financial Corporation Retirement Savings Plan of our report dated February 16, 2000, with respect to the consolidated financial statements of Wintrust Financial Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
December 22, 2000
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